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                                                                    EXHIBIT 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of the Registration Statement on Form S-1 (No. 333-20189) and related Prospectus of New Era of Networks, Inc. all of which are incorporated by reference in this Registration Statement on Form S-1 of New Era of Networks, Inc.


                                                             ARTHUR ANDERSEN LLP



Denver, Colorado
June 17, 1997